Exhibit 10.29

Lease contract Contract No. ¡ 2015002 The landlord: Jiangsu Jianhao Transmission Machinery Co., Ltd (hereinafter referred to as “Party An) Address of Party A: 128 Changzhou Road, high-tech Zone of Changzhou, Dafeng Legal representative of Party A: Wu, JianJun The lessee: TPI Wind Blade Dafeng Co. ¡ALtd.(hereinafter referred to as “Party B”) Address of Party B: Building 1 Changzhou Road West side and Weisan Road North side, Dafeng Wayne G. Monie Legal representative of Party B: Wayne G. Monie On basis of equality, free-will, fairness and good faith through consultation ,Party A and Party B hereby legally enter into this Contract on subject matter of leasing the industry estate and related land located at 128 Changzhou Road in High-tech Zone of Changzhou in Dafeng City, Jiangsu Province (same site and scope as the land of use certificate, hereinafter referred to as ‘‘the premises” )in accordance with the Constitution of the People’,s Republic of China and relevant laws and regulations.

I. Rental location, area and use Party A agrees to legally lease the entire aforementioned industrial premises to Party B. The main factory, containing structure area of 41064 square meters and auxiliary structure area of 374 square meters, shall be leased by Party B for the production of wind power blades or tooling. Total area of land occupation of the premises and auxiliary land is 61888.6 square meters. Please see the figure for specific scope including the following premises. Party B should ensure compliance with the relevant national and city laws and regulations pertinent to leasehold and property management, use the premises as per rental location, area, use and management agreement in this Contract. During the lease period, Party B is allowed to make relevant modifications, expansion or demolishment of the structure of the premises, and sublease to other parties due to the needs of the operations, subject to written consent from Party A. Party B guarantees that business activities meet relevant national and city laws and regulations, holds valid business license and qualification certificates in compliance with the starting of business. Party B is responsible and will undertake all the consequences for business activities. When signing the contract, Party B should provide Party A with copies of business license and qualification certificates for filing. Period of the lease, delivery and withdrawal The initial lease period is five years, starting from Jan. 1st, 2016 and ending on Dec. 31st, 2020 and Party B will have two options of five years each to lease the premises after the initial term expires Party A should have transferred the premises to Party B, and Party B is allowed to have possession and occupancy upon signing the lease.

Upon the expiry of the lease, Party A has the right to immediately retrieve the premises. Party B should return the undamaged and whole occupation of the premises which are intact with the original structure when leasing or, with the confirmation by Party A, after premises fitment that is safe for immediate use to Party A within 5 business days after the expiry of leasing period without any condition. Any request for exercising the renewal options by Party B should be filed to Party A at least 90 days prior to the expiry. With the agreement of Party A, Party B should sign the renewing lease contract with Party A at least 30 days prior to the expiry in order to continue renting. If Party A agrees on renewing the lease while Party B fails to sign the renewing lease contract 30 days prior to the expiry of the lease period, Party A has the right to retrieve workshop for self-use or sign a lease contract with any third party and Party B should not raise any objection. Rental fee and payment Party A and Party B both agree that the currency of the rental fee is Chinese Yuan. The rental fee is calculated from January 1st，¡A2016. The total rental fee of the first year (from Jan 1st，,2016 to Dec 31st ¡A2016) is 6 million yuan, which includes 3.6 million yuan of factory rental, 600 thousand yuan of property management fee, and 1.8 million yuan of equipment and resources fee. The total rental fee of the second year (from Jan 1st, 2017 to Dec 31st, 2017) is 6.36 million yuan, which includes 3.816 million yuan of factory rental, 636 thousand yuan of property management fee, and 1.908 million yuan of equipment and resources fee. The total rental fee of the third year (from Jan 1st, 2018 to Dec 31st, 2018) is 6.7416 million yuan, which includes 4.045 million yuan of factory rental, 674 thousand yuan of property management fee, and 2.0226 million yuan of equipment and resources fee. The total rental fee of the fourth year (from Jan 1st, 2019 to Dec 31st, 2019) is 7.15 million yuan, which includes 4.29 million yuan of factory rental, 715 thousand yuan of property management fee, and 2.145 million yuan of equipment and resources fee. The total rental fee of the fifth year (from Jan 1st, 2020 to Dec 31st, 2020) is 7.579 million yuan, which includes 4.547 million yuan of factory rental, 757.9 thousand yuan of property management fee, and 2.2741 million yuan of equipment and resources fee. In the above rental fees, the equipment and resources fee does not contain the deductible value-added tax. Other rental fee includes all taxes responsible by Party A. The annual total rental fee for each of the two renewal option periods will start at no more than the previous year’s rental fee and shall escalate thereafter at no more than six percent per year.

Both Party A and Party B agree on “payment cycle” of every three months. Party B should agree on the aforementioned rental fee standard and pay rental fee before lease and use. Party B has to make payment 15 days prior to each “payment cycle” date and should pay the first rental fee upon the signing of this contract. There are four payments, 1.5 million yuan each, during the first year (from Jan 1st, 2016 to Dec 31st, 2016). There are four payments, 1.59 million yuan each, during the second year (from Jan 1st, 2017 to Dec 31st, 2017). There are four payments, 1.6854 million yuan each, during the third year (from Jan 1st, 2018 to Dec 31st, 2018). There are four payments, 1.7875 million yuan each, during the fourth year (from Jan 1st, to Dec 31st, 2019). There are four payments, 1.89475 million yuan each, during the fifth year (from Jan 1st, to Dec 31st, 2020). Party B shall pay the rental fee by cheque, bank credit voucher, online banking or other ways which can transfer fee to Party A，,s designated bank account. Party A shall provide invoice within five business days after receiving rental fee from Party B. Deposit, management, water, electricity and other fees

When signing the contract, Party B should pay1 million yuan as rental deposit to Party A. 200 thousand has been paid and it is necessary to make a supplementary payment of 800 thousand yuan. Party A shall provide a written receipt voucher to Party B.

2、租赁期满或合同终止时，乙方无违约行为，甲方应将保证金无息归还给乙方。如乙方未付清应承担的租金、费用及有关款项，甲方有权用保证金先行抵扣。

Upon the expiry of leasing period or contract termination, if Party B has no violation, Party A shall return the rental deposit to Party B without any interest. If there are outstanding rental fees, costs and relevant funds for Party B, Party A has the right to make deduction in advance from the deposit.

3、该厂房租赁费不含工业园区管理方物业管理费，在租赁期内若园区管理方需要收取物业管理费，则该物业管理费由乙方支付。若延期支付造成的一切责任由乙方承担。

The rental fee for the premises does not contain the management fees of Industrial Park. During the lease period, if Industrial Park needs to charge any management fee, Party B shall pay for it. Party B is responsible for the delay of payment.

4、该厂房租赁前，甲方须将供电供水户名变更为乙方，租赁期间使用该厂房所发生的水、电费用由乙方承担，并在收到账单或收据或发票的三天内付款。逾期未付产生的滞纳金由乙方承担。因逾期未付而发生的水、电停供所造成的损失由乙方自行负责，恢复供水供电的费用由乙方承担。租赁期满后，甲方有权将供电供水户名变更为甲方。

Before leasing, Party A should change the name of representative of electricity and water fee payments under the name of Party B. During the leasing period, all relevant fees in respect of water and electricity shall be paid by Party B in three days after receiving the bill or invoice. Overdue fine will be paid by Party B. Party B is responsible for the losses any water or power cut caused by delayed payments and the restore of water and electricity supply. Upon expiration of the lease, Party A has the right to change the name of representative of electricity and water fee payments bank to Party A.

5、该厂房租赁期间，电话等通讯设备由乙方自行安装，安装费用由乙方自行承担。

During the leasing period, Party B is responsible for the installation and fees of telephone and other communication equipment.

五、房屋、设施、设备使用及维修

V. Use and maintenance of building, facilities and equipment

1、甲方应按照本合同约定的日期向乙方交付该厂房，该厂房应处于安全可正常使用状态。甲方交付后，乙方应加强该厂房及其附属设施、设备（详见本合同附件）的管理，合理使用，保持完好，并负责该厂房内部附属设施、设备、装潢的保养和维修，所发生的费用由乙方承担。

Party A should deliver the premises to Party B on the date of agreement, and the premises should be in the state of safety and normal use. After Party A hands over the premises, Party B shall enhance the management on premises, auxiliary facilities and equipment (refer to the contract appendix), use them in a rational way and keep them in good condition. Party B is responsible for the maintenance and repair for internal auxiliary facilities, equipment and fitment in the premises at Party B's own expense.

6

WAYNE G. MONTE

该厂房租赁期间，甲方提供设备设施供乙方生产使用（具体详见厂房附属设备设施清单）。乙方必须按照国家对特种起重设备使用规定的要求，负责特种设备的年检，年检的费用由乙方承担。

During the leasing period, Party A shall provide facilities and equipment to Party B for production (for details please refer to the facility and equipment list). Party B must use the equipment according to the national provisions on using of hoisting equipment requirements, and responsible for annual inspection of crane at Party B's own expense.

除本合同及其附件所列的设施、设备外，其他的如设备设施保养手册、合格证、配电图、部分办公家具、电动门遥控器、各类钥匙等等，由乙方负责保管、使用、维护、维修，所发生的费用由乙方承担。已由双方签字确认的清单也视作本合同的附件。

Except for the facilities and equipment listed in the contract and appendix, Party B is in charge of keeping, using, maintaining and repairing other equipment like maintenance manual for facilities and equipment, qualification certificates, diagram for power distribution, some office furniture, electric-door remote controller and keys at Party B's own expense. Lists signed and confirmed by both parties shall be regarded as appendix of the contract.

2、乙方已知晓该厂房性质和现状，经甲方书面授权同意，乙方可以改变该厂房结构、用途、建筑风格或搭建经营所需建筑等。确因生产经营需要，由乙方支付人民币伍十万元，甲方将双方同意的占地造成经营不便的 5000 平米的厂房进行改、扩、拆除至甲方满意的程度。如租期签订为 5 年，甲方有权要求乙方对被改、扩、拆的厂房进行整改和恢复原状，（5000 平米的厂房原值为人民币伍佰万元。）如租期满后再续签 5 年，期满时甲、乙双方各承担整改、恢复厂房费用的一半，（人民币二百伍十万元），10 年后期满后如再续签 5 年，期满时甲方不再要求乙方恢复原状。

Party B has been aware of the current nature and status of the premises. With written consent, and not to be unreasonably withheld by Party A, Party B is allowed to change structure, purpose of use, building style of the premises, and to construct necessary buildings for operation purposes, etc. Due to needs arise from operations, Party B shall pay RMB500k for Party B to make modifications, expansion, demolishment for the building of 5000 square meters that causes inconvenience to Party B's operations, to Party B's satisfaction. For a 5-year lease, Party A has the right to require Party B to make rectifications and recover the modification, expansion and demolishment to the original state of the building (the original book value of the 5000 square meters building is RMB5.0 million). Upon completing the 2nd 5-year lease, Party A and Party B will each cover 50% of the cost of recovering the building to its original state (RMB2.5 million). Upon completing the 3rd 5-year lease, Party A will waive the right in requesting Party B to rectify and recover the building to its original state.

5、乙方若需要对该厂房进行其他改造或装修拆建，须向甲方提交书面报告和改造或装修拆建施工方案，经甲方书面同意或另行签订专项协议后，乙方方可实施改造或装修拆建，若涉及该厂房整体改造或装修拆建，还须向所在地区有关部门进行申报或备案。装修、拆建完毕，乙方须经有关部门验收通过后方可使用，并将有关验收合格的资料提供给甲方进行备案。改造或装修拆建所产生的一切费用均由乙方自行承担。

If intending to reform or re-construct the premises other than what's stated in clause 6.5, Party B shall be required to submit written report and construction plan to Party A. Party B cannot start any construction without Party A's written agreement or autographed special agreement. If the construction involves the overall structure or transformation of the premises, it is necessary to declare or file report to local relevant departments. After construction, Party B can

7

吴剑平

WAYNE G. MONIE

only start using new facilities after relative apartment's qualification approval, which should be sent to Party A to be filed. All the costs from constructions are responsible by Party B.

6、乙方对该厂房进行装修拆建以及增设的设施、设备所发生的费用由乙方承担。租赁期满或合同终止，该厂房内除乙方的可移动设施、设备以外，所有一切设备、设施包括装潢不得损坏，无偿归甲方所有。乙方在租赁期满或合同终止后的 5 个工作日内未搬走的设施、设备包括其他物品无偿归甲方所有，甲方有处置权，乙方不得以任何理由要求甲方进行收购、补偿、赔偿或拖延归还该厂房的时间。

Party B is responsible for all the costs of and caused by new construction, facilities, and equipment on the premises. Upon the expiry of the lease period or termination of the contract, except for the mobile facilities and equipment, all facilities and equipment including fitment shall not be damaged and owned by Party A without any condition. Party B should move any mobile facilities or equipment owned or constructed by Party B within 5 business days upon the expiry of the lease or termination of the contract, otherwise all the remaining facilities and equipment are owned by Party A without any condition. Party A has the right of disposition and Party B is not allowed to require Party A to make purchase, reimbursement, compensation or delay the time of returning the premises for any reason. Party A to provide a list of all equipment owned by Party A at the signing of the lease.

7、甲方提供的经供电部门受电测试的该厂房的供电容量分别为 500KVA、800KVA，目前只使用 500KVA，容量可扩容至 1300KVA，若乙方有需求需扩容，甲方应配合向供电部门提出申请并获取供电部门的批准，所产生的费用由乙方承担。合同期满或合同终止，从前款规定。

The power supply capacity of the premises offered by Party A which passes the test conducted by power supply bureau is 500KVA, and can be upgraded up to 1300KVA. Party A shall assist to apply and obtain approval for the power supply capacity upgrade if Party B requires. The fees incurred shall be paid by Party B. Upon contract expiry or termination, please subject to aforementioned provisions.

六、租赁场所安全、消防和治安管理

VI. Safety, fire control and public security management in rental site

1、甲、乙双方应按照合同约定，落实各项有效措施，确保租赁场所安全运行。

Both Party A and Party B shall implement each and every effective measurements of the contract to ensure the safe operation at the leased sites.

2、乙方法定代表人或委托签约人为乙方安全、消防、治安管理第一责任人，对承租的租赁场所包括租赁期满或合同终止之日未将租赁的房屋、场地归还给甲方期间的安全、消防、治安管理负责。乙方对其所发生的一切安全、环保、消防事故和各类刑事、治安案件承担全部责任。

The legal representative or entrusted agency of Party B is the first person responsible for safety, fire protection and security management of Party B and shall be responsible for the safety, security and fire protection management at the leased sites, including all buildings and sites that are not returned to Party A at the expiry of the lease term or the termination date of the contract. Party B undertakes sole responsibility for all safety, environmental protection and fire protection accidents and various criminal and public security cases in leasing sites.

3、乙方从事生产经营活动，应具备相应安全生产资质和条件，建立安全生产、消防

8

吴剑华

WAYNE G. MONIE

安全、特种设备安全责任制，开展从业人员安全、消防教育和培训。从事特种岗位作业人员应具备相应的资格，持证上岗，并按规定进行复证。

Party B practices manufacturing activities and shall be equipped with corresponding safety protection qualifications and conditions. Party B should set up complete responsibility systems about safe production, fire protection safety and special equipment safety and provide education and training about safety and fire protection to all employees involved in production and operation activities. Personnel to participate in special posts shall possess relevant qualifications and certificates, which should be reviewed in line with regulations.

4、乙方应按照租赁场所的耐火等级和防火类别，配置相应的消防器材和消防设施。灭火器材的摆放位置应合理醒目，取用便捷，保持清洁，确保完好。乙方应每月对消防器材和消防设施进行不少于 1 次检查，同时对消防器材和消防设施定期进行检测、鉴定、更换、维护，并做好书面记录。

Party B shall prepare corresponding fire protection facilities and equipment based on the fire resistance rating and fireproof category at the leased sites. The location of fire extinguishers should be reasonable, obvious, and convenient to utilize. These facilities or equipment shall be kept clean and secure. Party B should inspect these fire protection facilities and equipment at least once per month with regular testing, identification, replacement and maintenance. Written report should be recorded.

5、在租赁期内，甲方在得到乙方书面确认情况下有权对乙方租赁场所的安全、消防、治安等进行监督或检查，对查出存在的安全、消防、治安问题，乙方必须及时纠正，若乙方在规定的 30 天期限内拒不整改，则按违约处理，甲方有权无条件单方面终止本租赁合同。因终止合同造成的一切损失由乙方负责。

During the leasing period, with Party B's written permission, Party A has the right to check the plant security, fire protection, and other safety inspections. If safety problems are identified, Party B shall promptly fix the problems. If Party B refuses or delays to fix the problems over 30 days, Party A has the right to unilaterally terminate this contract without any condition. Party B is responsible for all the losses caused by termination.

七、合同终止、合同违约责任追究

VII. Contract termination and contract breach liability

1、本合同签订后，甲乙双方均不得以任何理由提出终止合同（第七条的第 2、3、4、5、8 项除外），若任何一方违约，则须支付对方未到期的剩余期限的房屋租赁费。

Once the contract is signed, both Party A and Party B has no right to terminate the contract except the second, third, fourth, fifth, or eighth terms below occurs. If one Party breaks the contract, then that Party has to pay the whole rental fee of the remaining date, based on the lease, to the other Party.

2、本合同签订后，甲方未能按照本合同约定的时间将该厂房交付给乙方使用，乙方不支付当月租金，并可终止本合同，签订房屋租赁终止协议后，甲方按照当月租金金额向乙方支付违约金。

After signing the contract, if Party A fails to deliver the premises to Party B as scheduled in the contract, Party B can terminate the contract without paying the rental fee for the month. After

9

WAYNE G. MONIE

signing the termination agreement, Party A shall pay Party B the rental fee for the month as compensation. In case of force majeure incidents in the leasing period resulting in the damage or loss of premises, facilities and equipment, etc. causing the lease contract cannot proceed with performance, the contract shall be spontaneously terminated and neither Party A nor Party B shall undertake any resulting loss. If the premises is legally appropriated, relocated or developed due to municipal (district) construction demand during the lease period, the contract shall be unconditionally terminated. However, Party A shall inform Party B in writing 360 days in advance, Party A shall discuss with Party B to agree upon certain compensation based on the remaining time on the lease, if Party A is compensated by the government, and Party B shall obey and relocate as scheduled in the notice. At time of relocating，,if government does not require buildings on the premises to be recovered to the original state, Party A will waive the right in requesting Party B to rectify and recover the building to its original state. Party B shall pay the rental fee on time. Each day overdue, Party B must pay 1% of daily rental fee as reimbursement. If payment is overdue for more than thirty days, Party A has the right to unilaterally terminate this contract without any condition. All the losses caused by the termination of this contract shall be borne by Party B. If Party B could not return the premises in good condition to Party A within 5 business days upon the expiry of the lease period or contract termination, Party B shall pay double rental fee to Party A for further using of the premises. During the lease period, any damage on the premises, auxiliary facilities and equipment caused by Party B shall be responsible by Party B to repair. In case of failure to repair or loss of equipment, Party B should pay Party A compensation as per amount of actual loss.

During the lease period, if Party B violates relevant provisions in the contract or operates illegal acts in the rental premises by Party B resulting in punishment from public security¡A administrative and judicial authorities, Party A has the right to take all measures such as cutoff the power and water till the contract is terminated without any condition. Party B shall move out of the premises before deadline specified by Party A. All the resulting losses shall be undertaken by Party B. Other supplementary provisions Both parties agree through friendly negotiation: Party B,during the lease period, has priority to purchase the premises. Party A reserves the right to sell the premises and Party B,s lease will not be affected. For existing products and equipment (occupied around 800-1000 square meters) in the premises belonged to Party A,Party B agrees that Party A continues to store for free and promises not to use them until additional disposal made by Party A (store period around 1 year from the time this contract is signed). Party A should move them to Party B,s designated location if they hinder Party B,s operation. Others Party A and Party B shall strictly follow this contract. In terms of the outstanding issues of this contract or to change to the contract, both parties can sign supplementary agreement in written form which has the same legal effect as this contract. In case of any dispute in performing the contract,it shall be settled through negotiations between Party A and Party B. If no agreement is reached, it shall be allowed to file proceedings to

甲方（盖章）：

Party A (Seal):

江苏剑豪传动机械有限公司

Jiangsu Jianhao Transmission Machinery Co., Ltd.

联系地址：

Contact Add.:

上海市嘉定区马陆镇博学路 1288 号

1288 Boxue Road, Jiading District, Shanghai

法定代表人或委托代理人（签字）：

Signed by:

年(Y) 月(M) 日(D)

乙方（盖章）：

Party B (Seal):

迪皮埃风电叶片大丰有限公司

TPI Wind Blade Dafeng Co., Ltd.

联系地址：

Contact Add.:

大丰市经济开发区纬三路北侧、

常州路西侧 1 幢

Building #1,North of Weisan Rd, West of Changzhou Rd., Dafeng Economic Development Zone

法定代表人或委托代理人（签字）：

Signed by: WAYNE G. MONIE

年(Y) 月(M) 日(D)

签约地点：江苏省太仓市

The place of signing: Taicang city, Jiangsu Province

13